POWER OF ATTORNEY

      Know all by these presents that the undersigned hereby

constitutes and appoints each of Jeffrey J. Giguere and Anthony Di Paola,

each signing singly, the undersigned's true and lawful attorney-in-fact, to:

1. execute for and on behalf of the undersigned a Form ID application,

and any amendments thereto, to be filed with the Securities and Exchange

Commission to obtain or update EDGAR codes for the undersigned;

2. execute for and on behalf of the undersigned Forms 3, 4 and 5 and

Schedules 13D or 13G, as appropriate, and any required amendments thereto (collectively, "Reports"), with respect to his securities ownership of FGX International Limited (the "Company"), in accordance with

 Section 13(d) and/or Section 16(a) of the Securities Exchange Act of 1934,

as amended, and the respective rules promulgated thereunder;

3. do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete and execute any such Report and timely file such form with the United States Securities and Exchange

Commission and any stock exchange or similar authority; and

4. take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Section 13(d) or 16 of the Securities Exchange Act of 1934.

      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Reports with respect to the undersigned's holdings of and transactions in securities issued by the

Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

      IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 3rd day of December 2008.

Signed:  /s/ Robert Grow